NEW YORK — February 28, 2024 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its fourth quarter and full year 2023 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported another strong quarter of results including growth in net investment income, increased net asset value, and solid credit performance. Our 98.5% first lien, senior secured portfolio continued to provide capital protection in the current interest rate environment. New investments increased in the fourth quarter of 2023 to the highest level in two years. We remain optimistic about BXSL’s continued deployment opportunities with a growing Blackstone Credit & Insurance investment pipeline.” Blackstone Secured Lending Fund issued a full detailed presentation of its fourth quarter and full year 2023 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company's Board of Trustees has declared a first quarter 2024 dividend of $0.77 per share to shareholders of record as of March 31, 2024, payable on April 26, 2024. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1654639&tp_key=d2cf505449 Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Fourth Quarter and Full Year 2023 Results Exhibit 99.1

2 For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of December 31, 2023, BXSL’s fair value of investments was approximately $9.9 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1 trillion of assets under management as of December 31, 2023. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Stacy Wang, Head of Stakeholder Relations Blackstoneshareholderrelations@blackstone.com +1 888-756-8443 Media Mariel Seidman-Gati Mariel.seidmangati@blackstone.com +1 917-698-1674

BXSL – Quarter Ended December 31, 2021 Blackstone Secured Lending Fund Fourth Quarter and Full Year 2023 Results February 28, 2024 This presentation should be read in conjunction with BXSL’s latest annual report filed on Form 10-K for the period ended December 31, 2023. Numbers are approximate and may not add up due to rounding.

4 Highlights Powerful earnings capacity as the portfolio of 98.9%(1) floating rate debt continued to benefit from an elevated interest rate environment. Net investment income of $0.96 per share in the quarter. Portfolio is well positioned with investments in companies with solid fundamentals and only 1 issuer on non-accrual. BXSL is designed with the aim to protect capital with a senior secured debt focus. Earnings Highlights Capital Protection Strong Dividend Consistent, disciplined focus on low-leverage loans to strong sponsors 14.5% 4Q’23 annualized NII return(2) 11.6% 4Q’23 dividend yield based on NAV(3) $0.77 4Q’23 dividend declared 98.5% First lien, senior secured debt(1) 48.2% Average loan-to-value(5) Consistent regular dividend supported by strong earnings power Senior lending positions further insulated by strong sponsor relationships BXSL’s asset-liability structure is efficient and optimized Note: All figures in this presentation are as of December 31, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone Inc. Based on the fair market value of the portfolio as of December 31, 2023. Debt investments are 99.9% floating rate and debt investments represent 99.0% of total investments based on the fair market value of the portfolio as of December 31, 2023. Annualized net investment income (“NII”) return is calculated as the 4Q'23 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. 4Q'23 Dividend yield is calculated as the 4Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on December 31, 2023 ($26.66). 4Q'23 Dividend coverage is calculated as 4Q'23 net investment income per share ($0.96) divided by 4Q'23 regular dividend per share ($0.77). Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments. $0.88 4Q’23 Net income per share 125% 4Q’23 Dividend Coverage(4) <0.1% Non-accrual debt investments(6) $0.96 4Q’23 NII per share

Portfolio and Investment Activity Weighted average yield on debt investments at fair value of 12.0% at quarter-end, up from 11.9% as of prior quarter-end New investment commitments in the quarter of $1.0 billion at par Proceeds from sales and repayments of $526 million, which generated net realized gains on investments of $7 million in the quarter Earnings Summary Net investment income of $172 million, or $0.96 per share in the quarter, up 1% from $0.95 in the prior quarter, and up 7% compared to 4Q 2022 Net income of $157 million, or $0.88 per share in the quarter, down 13% from $1.01 in the prior quarter, and up 16% compared to 4Q 2022 Regular dividend of $0.77 per share, representing a dividend yield of 11.6%(1) Net asset value of $5.0 billion, or $26.66 per share at quarter-end Total return of 11.0% annualized inception to date and 3.3% for the quarter(2) 4Q'23 Dividend yield is calculated as the 4Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on December 31, 2023 ($26.66). Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized. Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of December 31, 2023, $1.7 billion of capacity is undrawn and $1.7 billion is available to borrow. Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Fourth quarter Results Liquidity Update $1.8 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity)(3) 1.00x leverage at quarter-end and average leverage of 1.05x(4) 57% fixed rate, unsecured debt with a weighted average coupon of 2.88% Total weighted average interest rate of 5.05%(5) in 4Q 2023 and a weighted average maturity of approximately 3.4 years

Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending debt-to-equity is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. Fourth quarter 2023 selected financial highlights ($ in millions, unless otherwise noted) Prior Quarter PDF Page Reference: BXSL fourth quarter 2022 selected financial highlights for LTM formulas FY'22 Returns FY'23 Returns Page 6 4Q'21 4 4Q'22 8 12 4Q'23 2.9891304347826164E-2 3.277769329358704E-2 4Q'22 8 3Q'22 7 11 3Q'23 2.5878717651602878E-2 3.8403041825094908E-2 2Q'22 6 10 2Q'23 1.875239188672051E-2 3.3972569850844847E-2 1Q'22 5 9 1Q'23 2.4362390559573566E-2 3.4165410370578186E-2 Make PY Corresponding Q Make CQ 4Q'22 4Q'23 FY'22 FY'23 Operating results Per Prior 8-K Prior Period AT Check Prior Period Prior Period AT Check Net investment income $143.66428343000001 $172.45457980999976 $484.20128342999999 $653.90676110999971 $144 ties to 8-K $484 ties to 8-K Net income 121.78137731 157.31 404.89437730999998 611.94932900000003 122 ties to 8-K 405 ties to 8-K Net investment income per share 0.9 0.96 2.9099999999999997 3.9 0.9 ties to 8-K 2.91 ties to 8-K Net income per share 0.76 0.88 2.4377651016186848 3.65 0.76 ties to 8-K 2.44 ties to 8-K Regular dividends per share 0.6 0.77 2.2599999999999998 2.94 0.6 ties to 8-K 2.2599999999999998 ties to 8-K Special dividends per share 0 0 0.65 0 0 ties to 8-K 0.65 ties to 8-K Annualized net investment income return(1) 0.13975155279503104 0.14468726450640543 0.11077274457556147 0.15040493636714231 0.14000000000000001 ties to 8-K 0.111 ties to 8-K Total return based on NAV(2) 2.9891304347826164 3.277769329358704 0.10257890201772391 0.14675812592427384 0.03 ties to 8-K 0.10299999999999999 ties to 8-K Portfolio activity New investment commitments, at par $177.41954527999997 $1,037.55703106183 $1,109.5817896000001 $1,946.2355763089301 updated in v2 master 177 ties to 8-K 1,110 ties to 8-K New investment fundings 174.75372128999993 874.42518050971194 983.45372128999998 1,483.3031147797133 updated in v2 master 175 ties to 8-K 983 ties to 8-K Investments sold and repaid -,218.59836920999967 -,526.5702839045694 -1,174.333692099996 -1,305.234427480457 -,219 ties to 8-K -1,174 ties to 8-K 44926 45291 Balance sheet Investments at fair value $9,617.2484348499984 $9,868.4395834392544 9,617 ties to 8-K Total debt outstanding(3) 5,527.71475362 4,911.9299780000001 5,528 ties to 8-K Net asset value 4,158.9665368599999 4,952.428626700004 4,159 ties to 8-K Net asset value per share 25.93 26.66 25.93 ties to 8-K Ending debt-to-equity(3) 1.34x 1.00x 1.34x ties to 8-K Average debt-to-equity(3) 1.35x 1.05x 1.35x ties to 8-K % First lien 0.97948634033454796 0.98516694248651882 0.97899999999999998 ties to 8-K Weighted average yield on debt and income producing investments, at fair value(4) 0.10729617147617028 0.11962179816407889 0.107 ties to 8-K Number of portfolio companies 176 196 176 ties to 8-K Prior Quarter PDF Page Reference: BXSL fourth quarter 2022 selected financial highlights for LTM formulas FY'22 Returns FY'23 Returns Page 6 4Q'21 4 4Q'22 8 12 4Q'23 2.9891304347826164E-2 3.277769329358704E-2 4Q'22 8 3Q'22 7 11 3Q'23 2.5878717651602878E-2 3.8403041825094908E-2 2Q'22 6 10 2Q'23 1.875239188672051E-2 3.3972569850844847E-2 1Q'22 5 9 1Q'23 2.4362390559573566E-2 3.4165410370578186E-2 Make PY Corresponding Q Make CQ 4Q'22 4Q'23 FY'22 FY'23 Operating results Per Prior 8-K Prior Period AT Check Prior Period Prior Period AT Check Net investment income $143.66428343000001 $172.45457980999976 $484.20128342999999 $653.90676110999971 $144 ties to 8-K $484 ties to 8-K Net income 121.78137731 157.31 404.89437730999998 611.94932900000003 122 ties to 8-K 405 ties to 8-K Net investment income per share 0.9 0.96 2.9099999999999997 3.9 0.9 ties to 8-K 2.91 ties to 8-K Net income per share 0.76 0.88 2.4377651016186848 3.65 0.76 ties to 8-K 2.44 ties to 8-K Regular dividends per share 0.6 0.77 2.2599999999999998 2.94 0.6 ties to 8-K 2.2599999999999998 ties to 8-K Special dividends per share 0 0 0.65 0 0 ties to 8-K 0.65 ties to 8-K Annualized net investment income return(1) 0.13975155279503104 0.14468726450640543 0.11077274457556147 0.15040493636714231 0.14000000000000001 ties to 8-K 0.111 ties to 8-K Total return based on NAV(2) 2.9891304347826164 3.277769329358704 0.10257890201772391 0.14675812592427384 0.03 ties to 8-K 0.10299999999999999 ties to 8-K Portfolio activity New investment commitments, at par $177.41954527999997 $1,037.55703106183 $1,109.5817896000001 $1,946.2355763089301 updated in v2 master 177 ties to 8-K 1,110 ties to 8-K New investment fundings 174.75372128999993 874.42518050971194 983.45372128999998 1,483.3031147797133 updated in v2 master 175 ties to 8-K 983 ties to 8-K Investments sold and repaid -,218.59836920999967 -,526.5702839045694 -1,174.333692099996 -1,305.234427480457 -,219 ties to 8-K -1,174 ties to 8-K 44926 45291 Balance sheet Investments at fair value $9,617.2484348499984 $9,868.4395834392544 9,617 ties to 8-K Total debt outstanding(3) 5,527.71475362 4,911.9299780000001 5,528 ties to 8-K Net asset value 4,158.9665368599999 4,952.428626700004 4,159 ties to 8-K Net asset value per share 25.93 26.66 25.93 ties to 8-K Ending debt-to-equity(3) 1.34x 1.00x 1.34x ties to 8-K Average debt-to-equity(3) 1.35x 1.05x 1.35x ties to 8-K % First lien 0.97948634033454796 0.98516694248651882 0.97899999999999998 ties to 8-K Weighted average yield on debt and income producing investments, at fair value(4) 0.10729617147617028 0.11962179816407889 0.107 ties to 8-K Number of portfolio companies 176 196 176 ties to 8-K

Portfolio Characteristics Portfolio Predominantly First Lien Debt(1) $9.9B investments at fair value 196 portfolio companies <0.1% non-accrual debt investments(4) 98.9% of investments are floating rate debt(1) 98.5% of investments are first lien, senior secured debt(1) 48.2% average loan-to-value (LTV)(2)(3) Based on the fair market value of the portfolio as of December 31, 2023. Debt investments are 99.9% floating rate and debt investments represent 99.0% of total investments based on the fair market value of the portfolio as of December 31, 2023. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value. Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments. Revenue data excludes private debt instruments where revenue data was not provided to BXSL. EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months (“LTM”). Portfolio Company Weighted Average Statistics(3) ($ in millions, unless otherwise noted)

PRIVATE CREDIT MARKET TRENDS BY SIZE

- BXSL invests in larger companies because we believe they provide the opportunity for better risk-adjusted returns
- Private credit market data from Lincoln International shows larger borrowers experienced greater growth over the last year and fewer defaults historically than smaller borrowers

Average Issuer EBITDA in BXSL is 2x Larger than that of the Private Credit Market

Average LTM EBITDA
($ in millions)


$94M
$192M
Private Credit Market (1)
BXSL (2)

Larger Companies Grew 4x the Rate of Smaller Companies Last Year…

Growth in LTM EBITDA
(Year-over-Year %)


2%
8%
<$50M EBITDA
$100M+ EBITDA

… and Larger Companies Have Historically Defaulted Less Often

Average Quarterly Covenant Default Rate 2Q'18 – 4Q'23[3]
(%)


11%
2%
<$50M EBITDA
$100M+ EBITDA

As of December 31, 2023. Source: The "Lincoln International Private Market Database" ("Lincoln database"), compiled by the Lincoln Valuations & Opinions Group ("VOG"), is a quarterly compilation of over 4,750 portfolio companies from a wide assortment of private equity investors and non-bank lenders. Most of these companies are highly levered with debt financing provided via the direct lending market and, in many instances, Lincoln estimates the fair value of at least one senior debt security in the portfolio companies' capital structures. In assessing the data, VOG relies on commonly accepted valuation methodologies and each valuation analysis is unique and conforms to fair value accounting principles. The analyses are then vetted by auditors, fund managers, and their board of directors, as well as other regulators. © 2024 Lincoln Partners Advisors LLC. All rights reserved. Used with permission. Third party use is at user's own risk. EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

(1) Average LTM EBITDA of companies that issue loans in the Lincoln database as of 4Q'23.

(2) BXSL LTM EBITDA as of December 31, 2023, includes all private debt investments for which fair value is determined by BXSL's Board of Trustees in conjunction with a third-party valuation firm, excludes quoted assets, and is weighted by fair market value of each respective investment. BXSL LTM EBITDA was derived from the most recently available portfolio company financial statements which are generally one quarter in arrears, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information.

(3) Represented as the average quarterly share of companies in the Lincoln database that have breached at least one covenant for the period 2Q'18 through 4Q'23, which is the full sample for which data is currently available.

8

Portfolio Construction Broad industry representation with largest exposures in software, health care providers & services, professional services and commercial services & supplies Diversified portfolio across issuers with no single issuer accounting for more than 4% of the portfolio Top Ten Portfolio Companies(1,2) (as of December 31, 2023) Top Ten Industries(1,3) (as of December 31, 2023) Note: Amount may not sum due to rounding. Based on the fair market value of the portfolio. 196 portfolio companies. 36 individual industries.

PORTFOLIO COMPANY FUNDAMENTALS

- BXSL portfolio companies are generally growing faster and are more profitable than the average private credit borrower

~2x the Growth

LTM EBITDA Growth

(Year-over-Year %)


5%
9%
Private Credit Market[(1)]
BXSL

15% More Profitable

LTM EBITDA Margin

(%)


23%
27%
Private Credit Market[(2)]
BXSL

Private Credit Market benchmark figures are as of December 31, 2023 and are sourced from the Lincoln database. © 2024 Lincoln Partners Advisors LLC. All rights reserved. Used with permission. Third party use is at user's own risk. BXSL amounts are as of December 31, 2023, and, other than average LTM EBITDA Growth which excludes private debt investments that funded after December 31, 2022, includes all private debt investments for which fair value is determined by BXSL's Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. BXSL amounts are weighted by fair market value of each respective investment. BXSL amounts were derived from the most recently available portfolio company financial statements which are generally one quarter in arrears, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM"). EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A). Average LTM EBITDA Growth for BXSL excludes companies that grew EBITDA over 100% year-over-year due to M&A. LTM EBITDA Margin is the ratio of LTM EBITDA-to-LTM revenue.

(1) Average LTM EBITDA Growth year-over-year of companies that issue loans in the Lincoln database as of 4Q'23.
(2) Average LTM EBITDA Margin of companies that issue loans in the Lincoln database as of 4Q'23.

10

Dividend Coverage History Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.6%(1) Our dividend is exceeded by net investment income, with a dividend coverage ratio of 125%(2) Quarterly Dividends Per Share 4Q'23 dividend yield is calculated as the 4Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on December 31, 2023 ($26.66). Dividend coverage is calculated as net investment income per share ($0.96) divided by regular dividend per share ($0.77). Changes to Slide: Changed format to roadshow style - Added dividend yield Click icon to add SmartArt graphic

Summary of Operating Results Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. ($ in millions, except share and per share data)

Summary Statements of Financial Condition ($ in millions, except per share data)

Total Debt: $4,938 Funding Profile Funding Profile ($ in millions) 76% of assets funded by unsecured debt and equity 3.4 years weighted average maturity Well-structured, diversified capital structure with significant available liquidity Well positioned for the current environment with 57% of liabilities unsecured, at a 2.88% fixed coupon and no debt maturities within the next two years, as of December 31, 2023 BXSL maintains its investment grade corporate credit ratings: Baa3/Positive from Moody’s, BBB-/Stable from S&P, and BBB-/Positive from Fitch(1) 5.05% weighted average interest rate(4) $1.8B of available liquidity provides material capacity to the business(2) $6.6B of total committed debt Available Cash Undrawn Borrowing Capacity (subject to borrowing base availability)(2) Unsecured Notes (2.88% weighted average coupon) Asset Based Facilities (SOFR + 1.70% - 2.525%) Secured Revolver (SOFR + 1.75% - 1.875% (+ 10bps CSA)(3)) Equity As of December 31, 2023. BXSL has an investment grade credit rating of BBB- / Positive outlook from Fitch, reiterated on April 3, 2023, an investment grade credit rating of Baa3 / Positive outlook from Moody’s, provided on September 5, 2023, and an investment grade credit rating of BBB- / Stable from S&P, reiterated on April 5, 2023. The underlying loans in BXSL are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Underlying Fund. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of December 31, 2023, $1.7 billion of capacity is undrawn and $1.7 billion is available to borrow. Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing. Weighted average interest rate is calculated by annualizing interest expense for the quarter (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter.

Supplemental Details

Investment Activity Net funded investment activity of $348 million in the quarter: New investment commitments of $1.0 billion at par, and investment fundings of $874 million Proceeds from sales and repayments of $526 million Originations and Fundings ($ in millions) Investment Activity Summary ($ in millions, unless otherwise noted) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

Fourth Quarter 2023 Net Asset Value Bridge The per share data was derived by using the weighted average shares outstanding during the period. The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. (2) (1) (1) Q1 FY22 12/31/21 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 3/31/22 NAV before special dividends Special dividends 3/31/22 NAV $26.270000000000003 $26.270000000000003 $26.35 $26.32 $26.38 $26.13 $26.126758313784507 $0.61 $0.53 $0.03 $0.25 $26.270000000000003 $0.61 $-0.53 $-0.03 $-0.25 $26.380000000000003 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998 Q2 FY22 3/31/22 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 6/30/22 NAV before special dividends Special dividends 6/30/22 NAV $26.126758313784507 $26.126758313784507 $26.213772445283695 $26.092297665448012 $26.092297665448012 $25.892297665448012 $25.892297665448012 $0.61701413149919027 $0.53 $0.12147477983568426 $0.2 $26.126758313784507 $0.61701413149919027 $-0.53 $-0.12147477983568426 $-0.2 $26.335247225119378 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998 Q1 FY22 12/31/21 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 3/31/22 NAV before special dividends Special dividends 3/31/22 NAV $26.270000000000003 $26.270000000000003 $26.35 $26.32 $26.38 $26.13 $26.126758313784507 $0.61 $0.53 $0.03 $0.25 $26.270000000000003 $0.61 $-0.53 $-0.03 $-0.25 $26.380000000000003 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998 Q2 FY22 3/31/22 NAV Net investmentincome Regular dividendsdeclared Net realized and unrealized gain (loss) 6/30/22 NAV before special dividends Special dividends 6/30/22 NAV $26.126758313784507 $26.126758313784507 $26.213772445283695 $26.092297665448012 $26.092297665448012 $25.892297665448012 $25.892297665448012 $0.61701413149919027 $0.53 $0.12147477983568426 $0.2 $26.126758313784507 $0.61701413149919027 $-0.53 $-0.12147477983568426 $-0.2 $26.335247225119378 2.12 0.65 2.77 0.10544347164065475 2.2999999999999998 0.8 1.4999999999999998

Summary of Operating Results – Comparative Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. ($ in millions, except share and per share data) 18

Selected Financial Highlights ($ in millions, except share and per share data) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending debt-to-equity is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 19

Funding sources Summary $1.8B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of December 31, 2023(1) (7) ($ in millions) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of December 31, 2023, $1.7 billion of capacity is undrawn and $1.7 billion is available to borrow. Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 2.375% per annum. As of December 31, 2023, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility. Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral. Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances. Commitments of certain lenders in the amount of $200 million mature on June 28, 2027. Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing. Weighted average interest rate is calculated by annualizing interest expense for the quarter (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter.

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